Exhibit 99.1

For Immediate Release

Media Contact: Mei Li NetSuite Inc. Phone: 650.627.1063 E-mail: meili@netsuite.com	Investor Relations Contact: Carolyn Bass Market Street Partners Phone: 415.445.3232 E-mail: ir@netsuite.com

NETSUITE ANNOUNCES THIRD QUARTER 2009 RESULTS

•	Posts Fourth Consecutive Quarter of Non-GAAP Operating Income and Non-GAAP Net Income

•	Generates Operating Cash Flow of $2.0 million, an Improvement of $5.4 Million Versus the Third Quarter of 2008

•	Highest Number of Sales of NetSuite OneWorld in a Single Quarter

SAN MATEO, Calif. — November 4, 2009 — NetSuite Inc. (NYSE: N), a leading vendor of cloud computing business management software suites, today announced operating results for its third quarter ended September 30, 2009.

Total revenue for the third quarter of 2009 was $41.7 million. Revenue from the Americas for the third quarter of 2009 was $34.7 million, while revenue from international regions was $7.0 million.

On a GAAP basis, net loss for the third quarter of 2009 was $8.0 million, or $(0.13) per share, as compared to a net loss of $6.2 million, or $(0.10) per share, for the third quarter of 2008.

Non-GAAP net income for the third quarter of 2009 was $348,000, or $0.01 per share, as compared to a non-GAAP net loss of $1.7 million, or $(0.03) per share, for the third quarter of 2008.

Items presented on a non-GAAP basis exclude expenses related to stock-based compensation, the amortization of intangible assets, and transaction costs for business combinations. A reconciliation of GAAP net income/(loss) to non-GAAP net income/(loss) is provided below in a table immediately following the Condensed Consolidated Statements of Operations, along with an explanation of why these non-GAAP financial measures are useful to investors and how they are used by management.

“We are very pleased to report record revenue and record cash flow, and to report our highest number of NetSuite OneWorld customer wins in any quarter,” said NetSuite CEO Zach Nelson. “Our customer wins and new SuiteCloud partnerships indicate customers are running from legacy applications like SAP and Microsoft Great Plains to NetSuite’s cloud computing offerings.”

NetSuite’s Third Quarter 2009 Highlights Include:

•	Announced that three technology companies that recently completed IPOs have chosen NetSuite to run key business processes: LogMeIn, OpenTable and SolarWinds.

•	Announced that Jollibee, one of the world’s largest fast-food chains, chose NetSuite OneWorld to manage subsidiaries and divisions across China, Vietnam and the U.S.

•	Partnered with Fujitsu to distribute, resell, and support NetSuite Release J, Japan’s first and only fully-localized, Software as a Service business management suite.

•	Launched NetSuite on the iPhone with support for dashboards, sales order records, customer records, click-to-call and more.

•

Integrated United States Postal Service shipping services with NetSuite, providing instant access to key USPS services, including price quotes, shipping label generation, package tracking numbers and customs documentation.

Conference Call

In conjunction with this announcement, NetSuite will host a conference call at 2:00 p.m. PST (5:00 p.m. EST) today to discuss the company’s third quarter financial results. A live audio webcast and replay of the call, together with detailed financial information, will be available in the Investor Relations section of NetSuite’s Web site at http://www.netsuite.com/investors. The live call can be accessed by dialing 800-227-9428 (U.S.) or 785-830-1925 (outside the U.S.) and referencing passcode: 385-8094. A replay of the call can also be accessed by dialing 888-203-1112 (U.S.) or 719-457-0820 (outside the U.S.), and referencing passcode: 385-8094.

About NetSuite

NetSuite Inc. is a leading vendor of cloud computing business management software suites for mid-sized businesses and divisions of large companies. NetSuite enables market companies to manage core business operations in a single system, which includes accounting/ERP, customer relationship management (CRM), and Ecommerce. NetSuite’s patent-pending “real-time dashboard” technology provides an easy-to-use view into up-to-date, role-specific business information. For more information about NetSuite, please visit www.netsuite.com.

Cautionary Note Regarding Forward-Looking Statements

NetSuite’s scheduled conference call will contain forward-looking statements relating to expectations, plans, prospects and financial results for NetSuite, including our stated expectation for future earnings, revenue and market share growth. These forward-looking statements are based upon the current expectations and beliefs of NetSuite’s management as of the date of this conference call, and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. All forward-looking statements made during the conference call will be based on information available to the Company as of the date thereof, and NetSuite disclaims any obligation to update these forward-looking statements.

In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: the market for on-demand services may develop more slowly than expected or than it has in the past; continued adverse and unpredictable macro-economic conditions or reduced investments in on-demand applications and information technology spending; quarterly operating results may fluctuate more than expected; unexpected disruptions of service at the Company’s data center may occur; a security breach may impact operations; risks associated with material defects or errors in the Company’s software or the effect of undetected computer viruses could impact operations; the risk of technological developments and innovations by others; our ability to successfully identify other businesses and technologies for acquisition that will complement our business and the ability to successfully acquire and integrate those businesses and technologies; the risk of loss of power or disruption in Internet service; failure to manage growth; failure to protect and enforce our intellectual property rights; the ability to manage operations when faced with competitive pricing and marketing strategies by competitors or changing macro-economic conditions; the risk of losing key employees; increased demands on employees and costs associated with operating as a public company; evolving government regulation of the Internet and Ecommerce; changes to current accounting rules; and general political or destabilizing events, including war, conflict or acts of terrorism; and other risks and uncertainties.

Customers who purchase our service should make sure the decisions are based on features that are currently available. Please be advised that any unreleased services or features from NetSuite referenced in today’s discussion or other public statements are not currently available and may not be delivered on time or at all.

For a detailed discussion of these and other cautionary statements, please refer to the risk factors discussed in filings with the U.S. Securities and Exchange Commission (“SEC”), including but not limited to the Company’s Annual Report on Form 10-K filed on March 13, 2009, and any subsequently filed reports on Forms 10-Q and 8-K. All documents are available through the SEC’s Electronic Data Gathering Analysis and Retrieval system (“EDGAR”) at www.sec.gov or NetSuite’s Web site at www.netsuite.com.

Non-GAAP Financial Measures

The Company’s stated results include certain non-GAAP financial measures, including non-GAAP operating income/(loss), net income/(loss), weighted average shares outstanding, and net income/(loss) per share. Non-GAAP net income/(loss) excludes expenses related to stock-based compensation expense, amortization of intangible assets and transaction costs for business combinations. Non-GAAP net income/(loss) excludes these expenses as they are often excluded by other companies to help investors understand the operational performance of their business, and in the case of stock-based compensation, can be difficult to predict. The Company considers these events to be non-routine, and believes these adjustments provide useful comparative information to investors.

The Company considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the Company and are used by the Company’s management for that purpose. In addition, investors often use measures such as these to evaluate the financial performance of a company. Non-GAAP results are presented for supplemental informational purposes only for understanding the Company’s operating results. The non-GAAP results should not be considered a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from non-GAAP measures used by other companies.

A copy of this press release can be found on the Company’s Investor Relations Web site at www.netsuite.com/investors. The contents of the Web site are not incorporated by reference into this press release.

Click here to download the press release, financial tables and non-GAAP reconciliation.

NetSuite and the NetSuite logo are registered service marks of NetSuite Inc.

NetSuite Announces Third Quarter 2009 Results

NetSuite Inc.

Condensed Consolidated Balance Sheets

(dollars in thousands)

(unaudited)

	December 31, 2008	September 30, 2009
Assets
Current assets:
Cash and cash equivalents	$123,638	$97,768
Accounts receivable, net of allowances of $589 and $652 as of December 31, 2008 and September 30, 2009, respectively	26,675	24,975
Deferred commissions	11,363	10,205
Other current assets	2,385	3,672

Total current assets	164,061	136,620
Property and equipment, net	15,413	15,302
Deferred commissions, non-current	1,688	1,044
Goodwill	17,824	26,739
Other intangible assets, net	8,712	18,638
Other assets	2,636	2,469

Total assets	$210,334	$200,812

Liabilities and equity
Current liabilities:
Accounts payable	$2,893	$2,149
Deferred revenue	66,667	63,461
Accrued compensation	10,863	9,963
Accrued expenses	5,758	4,799
Other current liabilities	4,363	4,825

Total current liabilities	90,544	85,197
Long-term liabilities:
Deferred revenue, non-current	7,204	6,006
Other long-term liabilities	3,199	2,382

Total long-term liabilities	10,403	8,388

Total liabilities	100,947	93,585

Equity:
NetSuite Inc. stockholders’ equity	108,992	107,499
Noncontrolling interest	395	(272)

Total equity	109,387	107,227

Total liabilities and equity	$210,334	$200,812

NetSuite Announces Third Quarter 2009 Results

NetSuite Inc.

Condensed Consolidated Statements of Operations

(Dollars and shares in thousands, except per share amounts)

(unaudited)

	Three months ended
	September 30, 2008	December 31, 2008	March 31, 2009	June 30, 2009	September 30, 2009
Revenue	$40,404	$41,401	$41,567	$40,304	$41,705
Cost of revenue (1)	13,733	13,069	13,035	13,556	14,493

Gross profit	26,671	28,332	28,532	26,748	27,212

Operating expenses:
Product development (1)	6,056	6,926	6,788	6,770	7,369
Sales and marketing (1)	20,221	19,516	18,797	18,264	19,478
General and administrative (1)	6,426	6,766	6,910	6,717	8,323

Total operating expenses	32,703	33,208	32,495	31,751	35,170

Operating loss	(6,032)	(4,876)	(3,963)	(5,003)	(7,958)
Other income / (expenses) and income taxes, net	(411)	166	17	(169)	(318)

Net loss	(6,443)	(4,710)	(3,946)	(5,172)	(8,276)
Less: Net loss attributable to the noncontrolling interest	201	245	201	182	247

Net loss attributable to NetSuite Inc.	$(6,242)	$(4,465)	$(3,745)	$(4,990)	$(8,029)

Net loss per share attributable to NetSuite Inc. common shareholders	$(0.10)	$(0.07)	$(0.06)	$(0.08)	$(0.13)

Weighted average number of shares used in computing net loss per common share	60,436	60,838	61,248	61,853	62,100

(1)	Includes stock-based compensation expense, amortization of intangible assets and transaction costs for business combinations as follows:

	Three months ended
	September 30, 2008	December 31, 2008	March 31, 2009	June 30, 2009	September 30, 2009
Cost of revenue	$1,113	$1,056	$1,044	$1,238	$1,373
Product development	1,147	1,451	1,350	1,443	1,709
Sales and marketing	1,234	1,239	1,204	1,462	2,242
General and administrative	1,048	1,253	1,155	1,534	3,053

Total stock-based compensation expense, amortization of intangible assets and transaction costs for business combinations	$4,542	$4,999	$4,753	$5,677	$8,377

NetSuite Announces Third Quarter 2009 Results

NetSuite Inc.

Reconciliation of Net Loss Per Share to Non-GAAP Net Income / (Loss) Per Share

(Dollars and shares in thousands, except per share amounts)

(unaudited)

	Three months ended
	September 30, 2008	December 31, 2008	March 31, 2009	June 30, 2009	September 30, 2009
Numerator:
Reconciliation between GAAP and non-GAAP net loss:
Net loss attributable to NetSuite Inc.	$(6,242)	$(4,465)	$(3,745)	$(4,990)	$(8,029)
Reversal of stock-based compensation expense, amortization of intangible assets and transaction costs for business combinations (a)	4,542	4,999	4,753	5,677	8,377

Non-GAAP net income / (loss) attributable to :
NetSuite Inc.	$(1,700)	$534	$1,008	$687	$348

Denominator:
Reconciliation between GAAP and non-GAAP weighted average shares used in computing basic and diluted net income / (loss) per common share:
Weighted average number of shares used in computing net loss per common share	60,436	60,838	61,248	61,853	62,100
Effect of dilutive securities (stock options, restricted stock awards and warrants) (b)	—	2,976	2,710	2,520	2,874

Non-GAAP weighted average shares used in computing non-GAAP net income / (loss) per common share	60,436	63,814	63,958	64,373	64,974

GAAP net loss per share attributable to NetSuite Inc. common shareholders	$(0.10)	$(0.07)	$(0.06)	$(0.08)	$(0.13)

Non-GAAP net income / (loss) per share attributable to NetSuite Inc. common shareholders	$(0.03)	$0.01	$0.02	$0.01	$0.01

Use of Non-GAAP Financial Measures

To supplement our condensed consolidated financial statements presented on a GAAP basis, NetSuite uses non-GAAP measures of net income / (loss), weighted average shares outstanding and net income / (loss) per share, which are adjusted to exclude stock-based compensation expense, amortization of acquisition-related intangible assets and transaction costs for business combinations to include dilutive shares where applicable. We believe these adjustments are appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of NetSuite’s underlying operating results and trends and our marketplace performance. The non-GAAP results are an indication of our baseline performance that are considered by management for the purpose of making operational decisions. In addition, these non-GAAP results are the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net loss or basic and diluted net loss per share prepared in accordance with generally accepted accounting principles in the United States. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and are subject to limitations.

(a)	Stock-based compensation is a non-cash expense accounted for in accordance with Statement of Financial Accounting Standards No. 123(R) for options granted after January 1, 2006, and Accounting Principles Board Opinion No. 25 for options granted before January 1, 2006. Amortization of intangible assets and transaction costs related to business combinations resulted principally from mergers and acquisitions. While a large component of our expense in certain periods, we believe investors may want to exclude the effects of these items in order to compare our financial performance with that of other companies and between time periods.
(b)	These securities are anti-dilutive on a GAAP basis as a result of the Company’s net loss, but are considered dilutive on a non-GAAP basis in periods where the Company has reported positive non-GAAP earnings.

NetSuite Announces Third Quarter 2009 Results

NetSuite Inc.

Condensed Consolidated Statements of Cash Flows

(dollars in thousands)

(unaudited)

	Nine months ended September 30,
	2008	2009
Cash flows from operating activities:
Net loss attributable to NetSuite Inc.	$(11,399)	$(16,764)
Adjustments to reconcile net loss to net cash provided by / (used in) operating activities:
Depreciation and amortization	3,823	5,171
Amortization of other intangible assets	967	2,413
Provision for accounts receivable allowances	507	1,309
Stock-based compensation	7,411	14,335
Amortization of deferred commissions	17,112	14,719
Loss on disposal of property and equipment	43	33
Noncontrolling interests	(851)	(629)
Changes in operating assets and liabilities, net of acquired assets and liabilities:
Accounts receivable	(4,410)	1,766
Deferred commissions	(15,242)	(12,913)
Other current assets	(366)	(1,211)
Other assets	(342)	198
Accounts payable	(285)	(574)
Accrued compensation	926	(1,179)
Deferred revenue	(800)	(4,992)
Other current liabilities	(972)	(218)
Other long-term liabilities	186	(241)

Net cash provided by / (used in) operating activities	(3,692)	1,223

Cash flows from investing activities:
Proceeds from disposal of property and equipment	18	—
Purchases of property and equipment	(4,496)	(4,113)
Capitalized internal use software	(184)	(188)
Advances on line of credit	—	(70)
Business combinations, net of cash received	(28,221)	(21,930)
Acquisition of other intangible assets	—	(275)

Net cash used in investing activities	(32,883)	(26,576)

Cash flows from financing activities:
Payment of stock offering costs	(950)	—
Payments under capital leases and long-term debt	(1,182)	(1,191)
Proceeds from issuance of common stock	1,897	715

Net cash used in financing activities	(235)	(476)

Effect of exchange rate changes on cash and cash equivalents	438	(41)

Net change in cash and cash equivalents	(36,372)	(25,870)
Cash and cash equivalents at beginning of period	169,408	123,638

Cash and cash equivalents at end of period	$133,036	$97,768